UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 26, 2011

HORIZON LINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32627	74-3123672
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4064 Colony Road, Suite 200

Charlotte, North Carolina 28211

(Address of Principal Executive Offices, including Zip Code)

(704) 973-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On September 26, 2011, Horizon Lines, Inc. (the “Company”) issued a press release announcing that it has extended its offer to exchange and consent solicitation for any and all of its outstanding 4.25% Convertible Senior Notes due 2012 for (i) shares of its common stock and/or warrants or redemption notes, as the case may be, (ii) 6.00% Series A Convertible Senior Secured Notes due 2017 and (iii) 6.00% Series B Mandatorily Convertible Senior Secured Notes, until 5:00 p.m., New York City time, on September 27, 2011, unless further extended by the Company. The exchange offer and consent solicitation had been scheduled to expire at 11:59 p.m., New York City time, on September 23, 2011.

A copy of the press release announcing the extension of the exchange offer and consent solicitation is attached as Exhibit 99.1 to this Form 8-K and is incorporated into this Item 8.01 by reference.

IMPORTANT INFORMATION ABOUT THE EXCHANGE OFFER

The press release attached to this Form 8-K and the contents of this Form 8-K are for informational purposes only and are not an offer to buy or the solicitation of an offer to sell any security. An exchange offer will only be made by means of a prospectus, a letter of transmittal and other offer documents, as described below.

In connection with the exchange offer by Horizon Lines, Inc., the Company previously filed a Registration Statement on Form S-4 (which contains a preliminary prospectus), amendments to the Registration Statement, an exchange offer statement on Schedule TO, as amended, and other related documents and materials with the SEC. Investors and security holders are strongly urged to carefully review the Registration Statement, amendments to the Registration Statement, the preliminary prospectus, the exchange offer statement, the amendments to the exchange offer statement and the other related documents and materials filed with the SEC, including the final prospectus described below, when available, as well as any amendments and supplements thereto, because they will contain important information about the Company, the exchange offer and related transactions and are the sole means by which any offer to exchange or sell, or any solicitation of any such offers, will be made.

The preliminary prospectus, the prospectus supplements and related transmittal materials have been delivered to holders of the 4.25% Convertible Senior Notes due 2012. Investors and security holders may obtain a free copy of the registration statement, amendments to the registration statement, preliminary prospectus, the prospectus supplements and transmittal materials, as well as other documents filed by the Company with the SEC, at the SEC’s website, www.sec.gov. Prior to the completion of the exchange offer, the registration statement must become effective under the securities laws, and after effectiveness, the Company will file a final prospectus with the SEC. Investors and security holders are strongly urged to carefully review the final prospectus when it is available. Copies of the exchange offer documents and other filed documents will be available for free at the Company’s website, www.horizonlines.com, or by making a request to Horizon Lines, Inc., 4064 Colony Road, Suite 200, Charlotte, North Carolina 28211, (704) 973-7000, Attention: Jim Storey, Director, Investor Relations & Corporate Communications.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release of Horizon Lines, Inc. dated September 26, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORIZON LINES, INC.

Date: September 26, 2011	By:	/s/ Michael T. Avara
Name: Michael T. Avara
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release of Horizon Lines, Inc. dated September 26, 2011.